TECTON CORP.

NON-QUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

THIS NON-QUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES (“Agreement”) is made and entered into as of the date set forth below by and between TECTON CORP., a Nevada corporation (“Company”), and the following employee of the Company (“Optionee”).

1)

Option Information

a.

Date of Option:

b.

Optionee Name:

c.

Number of Shares of Stock:

d.

Exercise Price:

e.

Vesting Schedule:

f.

Expiration Date

2)

Acknowledgements:

a.

The Optionee is an employee of the Company;

b.

In order to provide such an incentive to its officers, Directors, key employees, and consultants, the Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted the TECTON CORP. 2014 Non-Qualified Stock Option Plan (the “Plan”);

c.

The Board has authorized the granting to Optionee of a non-qualified stock option (“Option”) to purchase shares of common stock of the Company (“Stock’) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).  The options are not intended to qualify as “incentive stock options” within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended (“Code”); and

d.

Unless otherwise provided herein, capitalized terms used in this Agreement shall have the meaning given them in the Plan.

3)

Number of Shares and Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of

Stock set forth in Section 1(c) above (the "Shares") for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being the Fair Market Value per share of Common Stock on the Date of Grant of the Option (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion). The Option is not intended to qualify as an “incentive stock option” under Section 422 of the Code.

4)

Term. The Option shall expire, and all rights hereunder to purchase the Shares shall terminate, two (2) years from the date hereof, subject to earlier termination as set forth in Section 7. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to Terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5)

Vesting of Option.  Subject to the provisions of Sections 6) hereof, this Option shall become exercisable during the term of Optionee's employment according to terms deemed acceptable to the Board of Directors of Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

6)

Exercise.  Subject to the provisions of Section 7, the Option shall become exercisable in installments as set forth in Section 1(e).  The Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 15 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 7 hereof.

7)

Exercise of Option Upon Termination of Employment.

a)

Termination of Vested Option Upon Termination of Employment.

i)

Termination. Upon the Optionee's Termination of Employment, other than by reason of death or Disability, the Optionee may, within 90 days from the date of such Termination of Employment, exercise all or any part of the Option as were exercisable at the date of Termination of Employment. In no event may the Option be exercised later than the expiration date described in Section 4.

ii)

Disability. Upon the Optionee's Disability Date, the Optionee may, within one year after such Disability Date, exercise all or a part of the Option, whether or not it was exercisable on such Disability Date, but only to the extent not previously exercised. In no event, however, may the Option be exercised later than the expiration date described in Section 4.

iii)

Death. In the event of the death of the Optionee while employed by the Company, the Optionee's Beneficiary shall be entitled to exercise all or any part of the Option that was vested at the date of the Optionee's death until the initial expiration date of such Option determined pursuant to Section 4. Notwithstanding the above, if the Optionee at the time of death had been an employee of the Company for a period of one (1) year, 50% of the Optionee's unvested Option will become vested and subject to exercise as stated above and, if the Optionee at the time of death had been an employee of the Company for a period of two (2) years, all of the Optionee's unvested Option will become vested and subject to exercise as stated above and shall expire on the date of expiration of the Option determined pursuant to Section 4.

b)

Termination of Unvested Option Upon Termination of Employment. Except as provided in Sections 6(a)(ii) and 6(a)(iii), to the extent all or any part of the Option was not exercisable as of the date of Termination of Employment, the unexercisable portion of the Option shall expire at the date of such Termination of Employment.

c)

Change of Control. Notwithstanding anything to the contrary in Section 4 or this Section 7, if one of the events specified in Section 7.05(d)(i), (ii), (iii) or (iv) of the Plan occurs, the provisions of such Section 7.05(d) shall determine when the Option becomes exercisable, when it may be exercised and when it expires.

8)

No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

9)

Plan Provisions Control Option Terms; Modifications. The Option is granted pursuant and subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference. If any provision of this Agreement conflicts with any of the terms in the Plan as constituted on the Date of Grant, the terms of the Plan as constituted on the Date of Grant shall control. Except as provided in Sections 7.03 and 7.05 of the Plan, the Option shall not be modified after the Date of Grant except by express written agreement between the Company and the Optionee; provided, however, that any such modification (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. In addition, the repricing of any Option granted under this Plan shall require shareholder approval.

10)

Limitations on Transfer. The Option may not be assigned or transferred other than by will, by the laws of descent and distribution or pursuant to a domestic relations order.

11)

Taxes. The Company shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares of Common Stock issuable under this Agreement, and the Company may defer issuance of shares of Common Stock upon the exercise of the Option unless the Company is indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Optionee at such time as the Committee determines. The Optionee may satisfy his or her tax withholding obligation by (a) having cash withheld from the Optionee's salary or other compensation payable by the Company, (b) the payment of cash to the Company, (c) the payment in shares of Common Stock already owned by the Optionee valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such shares of Common Stock, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections to have shares of Common Stock withheld upon exercise of the Option to meet such withholding obligations.

12)

No Exercise in Violation of Law. Notwithstanding any of the provisions of this Agreement, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Company will not be obligated to issue any shares of Common Stock to the Optionee hereunder, if the exercise thereof or the issuance of such shares of Common Stock shall constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive.

13)

Securities Law Compliance. The Optionee agrees, for the Optionee and his or her Beneficiaries, with respect to all shares of Common Stock acquired pursuant to the terms and conditions of the Plan and the Option (or any other shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that the Optionee and his or her Beneficiaries will not sell or otherwise dispose of these shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or except in a transaction that, in the opinion of counsel for the Company, is exempt from registration under the Act. Further, the Company shall not be required to sell or issue any shares under the Option if, in the opinion of the Company, (a) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any government authority or

(b) the consent or approval of any governmental body is necessary or desirable as condition of, or in connection with, the issuance of such shares.

14)

Piggy Back Registration Rights. Commencing 6 months from the date of this Agreement, Optionee will have piggyback registration rights, subject to certain restrictions. If at any time the Company prepares and files one or more registration statements under the Act with respect to a public offering of its equity securities, or of any of its securities held by its security holders (other than a registration statement on Forms S-4, S-8, or similar form) the Company will include in the registration statement information as is required, to permit a public offering of the Option Shares in this Agreement. However, if, in the written opinion of the managing underwriter (if any, for such offering) or the Company, the inclusion of Option Shares, when added to the securities being registered by the Company or its selling security holders, would exceed the maximum amount of securities that could be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude shares required to be registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter or Company, may be marketed without otherwise materially and adversely affecting the entire offering. The Company will bear all fees and expenses, other than the fees and expenses of Optionee's counsel, incurred in the preparation and filing of a registration statement and related state registrations, to the extent permitted by applicable law, and the furnishing of copies of the preliminary and final prospectus. In connection with filing of a registration statement, Optionee may be required to furnish certain information and must agree to indemnify the Company against any liabilities or damages, including liabilities arising under the Act, with respect to any information provided.

15)

Investment Intent; Restrictive Legend.

a)

Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Section 7 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement

b)

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the

Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

c)

Each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AGREEMENTS BETWEEN THE CORPORATION AND THE ORIGINAL STOCKHOLDER, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION.”

The Optionee consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 15.

16)

Adjustments. The existence of the Option shall not affect in any way the right or power of the Company or its directors or shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred stock or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17)

Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address provided below:

To the Company:

TECTON CORP.

15500 Roosevelt Blvd. No. 301

Clearwater, FL  33760

To Optionee:

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

18)

Dispute Resolution. As a condition of granting the Option, the Optionee agrees, for the Optionee and his or her Beneficiaries, that any dispute or disagreement that may arise under or as a result of or pursuant to the Plan and the Option shall be determined by the Committee in its sole and absolute discretion, and any interpretation by the Committee of the terms of the Plan and Option shall be final, binding and conclusive.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above specified.

TECTON CORP.

_____________________

OPTIONEE

_____________________

NOTICE OF EXERCISE

TECTON CORP.

15500 Roosevelt Blvd. No. 301

Clearwater, FL  33760

Re: Non-qualified Stock Option

Notice is hereby given pursuant to Section 6 of my Non-qualified Stock Option Agreement that

I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Non-qualified Stock Option Agreement dated:  _____________

Number of shares being purchased: ____________

Exercise Price: $            .

Payment for the amount of the aggregate price of the shares being purchased is provided as follows

(☑ check one):

•

Cash or check attached,

•

Shares of Common Stock which have been held for at least six months attached,

•

A combination of cash and shares of Common Stock attached, or

•

By delivery of such other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2014 Non-Qualified Stock Option Plan.

By:
(signature)
Optionee Name:
(print)
Address:
City, State, Zip:

2014 SOPA Employees